EXHIBIT 32
  CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
    PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of eGene, Inc. (the "Company") on Form 10-KSB Annual Report for the period ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof, we, Ming S. Liu, Chairman of the Board and Chief Executive Officer and Peter Sheu, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2005         By:    /s/ Ming S. Liu
                              Ming S. Liu
                              Chairman of the Board and
                              Chief Executive Officer

Dated: March 31, 2005         By:    /s/ Peter Sheu
                              Peter Sheu
                              Chief Financial Officer